PHOENIX STRATEGIC EQUITY SERIES FUND
                         PHOENIX-ENGEMANN SMALL CAP FUND

                      Supplement dated February 23, 2001 to
                        Prospectus dated August 28, 2000


         The disclosure in the second paragraph under the heading "Portfolio Management" on page 6 of the current prospectus is hereby replaced with the following:

         Lou Holtz and Yossi Lipsker serve as co-portfolio managers of the fund and as such are responsible for the day-to-day management of the fund's portfolio. Messrs. Holtz and Lipsker are both Vice Presidents of Engemann and have been with Engemann since 1996 and 1995, respectively. Messrs. Holtz and Lipsker also serve as co-portfolio managers of the Phoenix-Engemann Small & Mid Cap Growth Fund of the Phoenix-Engemann Funds; Mr. Holtz also serves as a co-portfolio manager of the Phoenix-Engemann Balanced Return Fund of the Phoenix-Engemann Funds; and Mr. Lipsker also serves as co-portfolio manager of the Phoenix-Engemann Capital Growth Fund of the Phoenix Series Fund. Mr. Holtz earned the right to use the Chartered Financial Analyst designation in 1996.


     INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
                                   REFERENCE.



PXP 690/SCPM (02/01)